                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 18, 2004
                                                         -----------------


                               EVANS BANCORP, INC.
                               -------------------
               (Exact name of Registrant as Specified in Charter)

             New York                      0-18539                               16-1332767
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  (State or Other Jurisdiction           (Commission                          (I.R.S. Employer
         of Incorporation)               File Number)                      Identification Number)


14-16 North Main Street, Angola, New York                                          14006
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(Address of Principal Executive Offices)                                        (Zip Code)


Registrant's telephone number, including area code   (716) 549-1000
                                                     --------------


                                   Page 1 of 5

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ITEM 9.  REGULATION FD DISCLOSURE
------

         On February 18, 2004, Evans Bancorp, Inc. (the "Company") issued a press release to announce that it has declared a semi-annual dividend on its outstanding shares of common stock. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report of Form 8-K and is incorporated by reference herein.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EVANS BANCORP, INC.

                                           By:  /s/ James Tilley
                                                -------------------------
                                               James Tilley, President & CEO


Dated:  February 18, 2004



                                   Page 2 of 5

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.       DESCRIPTION

99.1              February 18, 2004 Press Release